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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 33-85972, 33-85956, 33-79176, 33-71772, 333-
3236 and 333-3066.


ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
March 20, 2001